Exhibit 10.14

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Composite Version as amended
through Third Amendment

SERVICING AGREEMENT

Dated as of August 4, 2015

by and between

GREENSKY, LLC

and

SYNOVUS BANK

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

SERVICING AGREEMENT

THIS SERVICING AGREEMENT (the “Servicing Agreement”) dated as of August 4, 2015 (the “Effective Date”), by and between GREENSKY, LLC, f/k/a GREENSKY TRADE CREDIT, LLC, a Georgia limited liability company (“Servicer”) and SYNOVUS BANK, a Georgia state-chartered bank (“Lender”), as amended March 31, 2017; Decemeber 20, 2017 and February 28, 2018. As used herein, “Party” shall mean Servicer or Lender, as applicable, and “Parties” shall mean both Servicer and Lender.

W I T N E S S E T H:

WHEREAS, Servicer and Lender have entered into a Loan Origination Agreement (as hereinafter amended, the “Origination Agreement”); and

WHEREAS, Lender and Servicer have agreed that Servicer perform certain servicing with respect to the Loans and Servicer is willing to service the Loans;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and between Servicer and Lender as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. Capitalized terms used herein or in any certificate or document made or delivered pursuant hereto shall have the following meanings:

“Bank Margin” shall have the meaning set forth in Section 3.02.

“[*****].

“Collections” shall mean all cash, checks, notes, instruments and other items of payment.

“Critical Vendor” shall mean any third-party Person engaged by the Servicer to service or assist in servicing the Loans or otherwise carrying out its obligations hereunder that either (i) has direct and material interface or contact with Borrowers and/or the Lender (it being agreed that outsourcing the call center function would be material) or (ii) provide staffing that is responsible for the maintaining of information security and/or prevention of breaches of data.

“[*****].

“[*****].

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“Governmental Requirements” means, collectively, all federal and state statutes, codes, ordinances, laws, and regulations that may apply to Servicer or Lender either now or in the future relating to the Servicing of the Loans, including, but not limited to, applicable federal, state and local consumer protection laws, the federal Truth in Lending Act (Regulation Z), the Equal Credit Opportunity Act (Regulation B), the federal Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, the Telephone Consumer Protection Act, and the Fair and Accurate Credit Transactions Act of 2003, the Bank Service Company Act, the Bank Secrecy Act, the Gramm-Leach-Bliley Act (Regulation P), and privacy and anti-money laundering laws, and all regulations, rules, orders, guidance, directives, interpretations and decrees of any Governmental Authority.

“[*****].

“Indemnified Parties” shall have the meaning set forth in Section 7.13.

“Indemnifying Party” shall have the meaning set forth in Section 7.13.

“Lockbox” shall mean the lockbox account established by Servicer at the Lockbox Bank listed on Schedule B hereto to which the Borrowers are instructed to remit payments on the Loans or such other address, post office box or account as may be established in connection with this Servicing Agreement.

“Lockbox Agreement” shall mean the agreement among Servicer and Lockbox Bank with respect to the processing of the Lockbox deposits and the delivery of reports of Lockbox transactions; provided however, that any reference to Lockbox in that agreement shall be deemed to refer to the Lockbox as defined under this Servicing Agreement.

“Lockbox Bank” shall mean a financial institution selected by Lender (including Lender acting in such capacity).

“Monthly Accounting” shall have the meaning set forth in Section 3.01(a).

“Officer’s Certificate” shall mean, unless otherwise specified in this Servicing Agreement, a certificate signed by the President, any Vice President or Chief Financial Officer of Lender or Servicer, as the case may be, or by the President, any Vice President or the Chief Financial Officer of a Successor Servicer.

“Origination Agreement” shall have the meaning set forth in the Recitals.

“Outstanding Balance” shall mean, as of any specified date, the face value of a Loan originated by Lender plus the amount of any interest, fees or other amounts due under or with respect to such Loan minus any payments, credits, or other amounts credited against the such Loan, all as contemplated by this Servicing Agreement.

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“Payment Date” shall mean the sixth calendar day of month, but if such calendar day is not a business day, then the first business day after the sixth calendar day of the month.

“Performance Fee” shall have the meaning set forth in Section 3.01(c).

“Portfolio Credit Losses” shall mean, for each calendar month, an amount equal to the Outstanding Balance of all Loans that become past due by 90 or more days during such month or for which the sole Borrower or all co-Borrowers are the subject of a bankruptcy or similar proceeding or have died.

“[*****].

“[*****].

“Promotional Loans” shall mean each Loan for the greater of (i) 12 months from the date of initial funding or (ii) in the case of a deferred or interest only Loan, the duration of the deferred or interest only period (not to exceed 24 months), for purposes of calculating the Bank Margin.

“Rate” shall mean [*****].

“Reset Date” shall have the meaning set forth in Section 3.02.

“Servicer Default” shall have the meaning set forth in Section 4.01.

“Service Transfer” shall have the meaning set forth in Section 4.01.

“Servicing” shall have the meaning set forth in Section 2.01(b).

“Servicing Fee” shall have the meaning set forth in Section 3.01(c).

“Servicing Reports” shall have the meaning set forth in Schedule A attached hereto.

“Standard Loan” is a Loan when it is not then a Promotional Loan.

“Successor Servicer” shall have the meaning set forth in Section 4.02(a).

“Termination Notice” shall have the meaning set forth in Section 4.01.

“[*****].

Section 1.02 Other Definitional Provisions.

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(a) All terms defined in this Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b) All capitalized terms used here herein and not otherwise defined herein shall have meanings ascribed to them in the Origination Agreement.

(c) The words “hereof,” “herein” and “hereunder” and any words of similar import when used in this Servicing Agreement shall refer to this Servicing Agreement as a whole and not to any particular provision of this Servicing Agreement; and Section, Subsection and Schedule references contained in this Servicing Agreement are references to Sections, Subsections and Schedules in or to this Servicing Agreement unless otherwise specified.

ARTICLE II

ADMINISTRATION AND SERVICING OF LOANS

Section 2.01 Servicing.

(a) Subject to the terms and conditions set forth herein, Lender hereby appoints Servicer to service the Loans as provided herein.

(b) Servicer agrees to service the Loans in accordance with the customary industry servicing practices of prudent lending institutions that service loans of the same type as the Loans, which shall include, but not be limited to, account opening, transaction processing, customer service, statement generation, reporting, billing, repayment disbursements, management, administration, collection, and customer service, in accordance, where applicable, with (i) the criteria set forth in this Servicing Agreement, as it may be amended from time to time, and on Schedule A annexed hereto, and (ii) the terms of the Origination Agreement, as it may be amended from time to time, and any schedules thereto (“Servicing”). Servicer further agrees to provide such other services as Lender and Servicer determine are customary and reasonable in connection with the servicing of the Loans, as provided for herein. Notwithstanding the foregoing, Servicer may, but shall not be obligated to, institute litigation.

(c) Servicer agrees to timely deliver to Lender the financial reports with respect to the Loans as are set forth on Schedule A annexed hereto.

(d) Notwithstanding clause (b) above, unless Servicer has fully reimbursed Lender with respect to a Loan pursuant to Section 3.01(f) or such Loan is subject to a qualifying request under the Servicemembers Civil Rights Act, Servicer shall not, without the prior approval of Lender, (i) modify the terms of the Loans including, but not limited to, interest rate and maturity date, or (ii) waive Borrower payment delinquencies. Servicer and Lender agree that Servicer’s modification of the terms of a Loan or waiver of Borrower payment delinquencies where permitted

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pursuant to this Section 2.01(d) shall have no effect upon the treatment of the Outstanding Balance of such Loan as a Portfolio Credit Loss.

(e) Without limiting the generality of the foregoing, Servicer agrees to: (i) timely invoice each Borrower for all payments required to be paid by such Borrower in such manner and to the same extent as Servicer does with respect to similar loans held for its own account or would be expected to do if it held such loans for its own account, (ii) direct each Borrower to remit such payments due by such Borrower directly to the Lockbox or otherwise as instructed by Lender, (iii) arrange the disbursement or remittance of any amounts which should have been paid or deposited into the Lockbox, but were not so paid or deposited, to Lender in accordance with the terms and provisions of the loan agreement, the Origination Agreement and/or the Lockbox Agreement within two (2) business days of receiving such payment from a Borrower, and (iv) maintain with respect to each Loan, complete and accurate records in the same form and to the same extent as Servicer does with respect to contracts held for its own account or would be expected to do if it held such contracts for its own account and in any event in accordance with customary servicing practice.

(f) Lender shall have access to all Borrower records including, but not limited to, loan documents, at such time and in such manner as shall be requested by Lender subject to the reasonable approval of Servicer. Lender may utilize such records for the purposes of marketing Lender’s products and services to the Borrowers as permitted by Law and subject to the limitations imposed by the Program Agreement(s). Notwithstanding anything herein to the contrary, since the Loans are at all times the sole property of Lender, Lender shall have the unconditional right, at any time and from time to time, to take possession of the original loan documents or other original evidence of the debt owed by any Borrower and Servicer shall promptly deliver the same to Lender on Lender’s request.

Section 2.02 Compliance.

(a) Servicer agrees to observe and comply with (and to provide training to its applicable personnel regarding compliance with) all Governmental Requirements applicable to the Servicing of the Loans, and shall make available its facilities, personnel and records for examination or audit when reasonably requested by Lender to enable Lender to determine Servicer’s compliance with the Governmental Requirements, the provisions of this Servicing Agreement and the Origination Agreement.

(b) Servicer shall pay all of its expenses incurred in connection with the Servicing of the Loans.

Section 2.03 Subservicing Agreements.

(a) The Servicer may enter into subservicing agreements with subservicers for the servicing and administration of all or a part of the Loans and may contract with third parties for the performance of incidental services such as performing inspections or monitoring insurance and/or taxes; provided that the Servicer shall remain obligated and liable to the Lender for the

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servicing and administering of the Loans in accordance with the provisions hereof without diminution of such obligation or liability by virtue of such subservicing agreement and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Loans. References in this Agreement to actions taken or to be taken by the Servicer in servicing the Loans include actions taken or to be taken by a subservicer on behalf of the Servicer. For purposes of this Agreement, the Servicer shall be deemed to have received any payment in respect of a Loan when the applicable or related subservicer receives such payment. The Servicer shall be obligated to pay all fees and expenses of any subservicer out of its Servicing Fee.

(b) The Servicer shall deliver to the Lender on a quarterly basis a list of the Critical Vendors utilized by the Servicer in connection with the loan origination and servicing obligations hereunder and under the Origination Agreement, highlighting any changes of the identity of any such Critical Vendors from the list delivered to Lender for the prior quarter. Further, in connection with this Section 2.03, the Lender shall have the right to approve of any Critical Vendors utilized by the Servicer, which approval shall not be unreasonably withheld or delayed.

(c) All subservicers shall agree to perform any services with respect to the Loans in a manner consistent with Servicer’s obligations hereunder.

(d) As part of its servicing activities hereunder, where Servicer in its reasonable judgment concludes that it is commercially appropriate, the Servicer, for the benefit of the Lender, shall enforce the obligations of each subservicer under the related subservicing agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of subservicing agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the Loan and in a manner consistent with the Servicer’s obligations under this Servicing Agreement and the Origination Agreement. The Servicer shall pay the costs of such enforcement at its own expense and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds (x) all amounts due in connection with such breach in respect of the related Loan and (y) any other losses suffered by the Lender as a result of such breach, or (ii) from a specific recovery of costs, expenses or attorneys’ fees against the party against whom such enforcement is directed.

ARTICLE III

PERFORMANCE FEE AND SERVICING FEE

Section 3.01 Performance Fee and Servicing Fee.

(a) No later than the Business Day prior to the Payment Date each month during the term of this Servicing Agreement, Servicer shall calculate a “Monthly Accounting” with respect to the prior month as follows and forward such calculation and the detail therefor to Lender:

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(i) [*****].

(b) [*****].

(c) On each Payment Date, Lender will pay Servicer a “Servicing Fee” equal to [*****].

Section 3.02 Certain Definitions Related to Performance Fee and Servicing Fee.

“[*****].

Section 3.03 Payment of Performance Fee and Servicing Fee. [*****].

ARTICLE IV

SERVICER DEFAULTS

Section 4.01. Servicer Defaults. If any one of the following events (a “Servicer Default”) shall occur and be continuing:

(a) any failure by Servicer to make any payment, transfer or deposit or to give instructions or to give notice to Lender or Lockbox Bank to make such payment, transfer or deposit on or before the date occurring three (3) Business Days after the date such payment, transfer or deposit or such instruction or notice is required to be made or given, as the case may be, under the terms of this Servicing Agreement or the Origination Agreement;

(b) failure on the part of Servicer to duly observe or perform in any material respect any other covenants or agreements of Servicer set forth in this Servicing Agreement or in the Origination Agreement and which continues unremedied for a period of twenty (20) days after the date on which notice of such failure, requiring the same to be remedied, shall have been given to Servicer by Lender; or Servicer shall assign or delegate its duties under this Servicing Agreement, except as permitted by Section 7.05;

(c) any representation, warranty or certification made by Servicer in this Servicing Agreement, the Origination Agreement, or in any certificate delivered pursuant to this Servicing Agreement or the Origination Agreement shall prove to have been materially incorrect when made, which, if capable of being remedied, continues for a period of twenty (20) days after the date on which notice thereof, requiring the same to be remedied, shall have been given to Servicer by Lender;

(d) Servicer shall consent to the appointment of a bankruptcy trustee or conservator or receiver or liquidator in any bankruptcy proceeding or other insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to Servicer or of or relating to all or substantially all its property, or an action seeking a decree or order of a court or agency or

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supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee or a conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or the winding-up or liquidation of its or any of its Affiliates affairs, shall have been commenced against Servicer and such action shall have remained undischarged or unstayed for a period of sixty (60) days or an order or decree providing for such relief shall have been entered; or Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

then, in the event of any Servicer Default, Lender by notice then given to Servicer (a “Termination Notice”), may terminate all but not less than all of the rights and obligations of Servicer as Servicer under this Servicing Agreement and appoint a Successor Servicer; provided, however, that, at Lender’s sole option, this Servicing Agreement shall remain in full force and effect with respect to all, or a portion of, such Loans originated prior to the date of the Termination Notice that Servicer is servicing at the time of the Termination Notice, in which event this Servicing Agreement shall remain in full force and effect with respect to such Loans only. From and after the delivery of the Termination Notice, the Performance Fee and Servicing Fee due to Servicer under Article III shall be reduced by (i) the commercially reasonable servicing fee in accordance with Section 4.02(b) of this Servicing Agreement paid by Lender to the Successor Servicer plus (ii) all reasonably foreseeable damages (including all reasonable out-of-pocket costs and expenses (including attorneys’ fees)) incurred by Lender by reason of such Servicer Default (the amounts described in this clause (ii) referred to as “Ancillary Lender Damages”), but the remainder of the Performance Fee and Servicing Fee (in the case of the Servicing Fee, calculated only with respect to then outstanding Loans actually serviced by the Servicer) shall be paid to Servicer as contemplated by Article III.

After receipt by Servicer of a Termination Notice, and on the date that a Successor Servicer is appointed by Lender pursuant to Section 4.02, all authority and power of Servicer under this Servicing Agreement, except for the right to receive payment under Section 4.02(b) reduced by (i) the servicing fee paid by Lender to the Successor Servicer (or, if Lender is the Successor Servicer, by the reasonable amount that Lender would have to pay to an independent Successor Servicer in an arms’ length transaction), shall pass to and be vested in the Successor Servicer (a “Service Transfer”) plus (ii) all other Ancillary Lender Damages; and, without limitation, Lender is hereby authorized and empowered (upon the failure of Servicer to cooperate) to execute and deliver, on behalf of Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer. Servicer agrees to cooperate with Lender and such Successor Servicer in effecting the termination of the responsibilities and rights of Servicer to conduct servicing hereunder, including the transfer to such Successor Servicer of all authority of Servicer to service the Loans provided for under this Servicing Agreement, including all authority over all Collections which shall on the date of transfer be held by Servicer for deposit, or which have been deposited by Servicer in the Lockbox, or which shall thereafter be received with respect to the Loans, and in assisting the

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Successor Servicer. Servicer shall also complete such transfer of its rights under the Program Agreements as may be necessary for the Successor Servicer to adequately perform its duties and obligations under this Servicing Agreement; but otherwise, Servicer shall remain obligated under and shall continue to perform its duties and obligations under the Program Agreements. Servicer shall within ten (10) Business Days transfer its electronic records relating to the Loans to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing and enforcement of the Loans in the manner and at such times as the Successor Servicer shall reasonably request. The Servicer shall be responsible for all expenses incurred in transferring the servicing duties to the Successor Servicer. To the extent that compliance with this Section shall require Servicer to disclose to the Successor Servicer information of any kind which Servicer deems to be confidential, the Successor Servicer shall be required to enter into such customary confidentiality agreements as Servicer shall deem reasonably necessary to protect its interests.

Notwithstanding the foregoing, a delay in or failure of performance shall not constitute a Servicer Default (i) under paragraph (a) above for a period of ten (10) Business Days after the applicable grace period or (ii) under paragraph (b) or (c) above for a period of fifteen (15) Business Days after the applicable grace period, if such delay or failure could not be prevented by the exercise of reasonable diligence by Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve Servicer from using all commercially reasonable efforts to perform its obligations in a timely manner in accordance with the terms of this Servicing Agreement and Servicer shall provide Lender with an Officer’s Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts so to perform its obligations.

Section 4.02. Appointment of Successor Servicer.

(a) On and after the receipt by Servicer of a Termination Notice pursuant to Section 4.01, Servicer shall continue to perform all servicing functions under this Servicing Agreement until the date specified in the Termination Notice or otherwise specified by Lender or until a date mutually agreed upon by Servicer and Lender. Lender shall as promptly as possible after the giving of a Termination Notice appoint on commercially reasonable terms a third party servicing entity selected by Lender in its sole discretion, or itself on commercially reasonable terms, as the successor servicer of this Servicing Agreement (the “Successor Servicer”), and such Successor Servicer, if a third party, shall accept its appointment by a written assumption in a form acceptable to Lender. In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when Servicer ceases to act as Servicer, Lender, without further action, shall automatically be appointed on commercially reasonably terms the Successor Servicer. Notwithstanding the foregoing, Lender shall, if it is legally unable or unwilling so to act, petition a court of competent jurisdiction to appoint any established institution qualifying as the Successor Servicer hereunder.

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(b) Upon its appointment, the Successor Servicer shall be the successor in all respects to Servicer with respect to servicing functions and collection of any payment of fees or expenses under this Servicing Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on Servicer by the terms and provisions hereof, and all references in this Servicing Agreement to Servicer shall be deemed to refer to the Successor Servicer; provided, however, that the Lender shall reserve the right to amend or modify the terms of this Agreement as a condition to engaging any third-party Successor Servicer provided that, the Performance Fee and Servicing Fee due to Servicer under Article III shall be reduced only by (i) the reasonable amount that Lender would have to pay to an independent Successor Servicer in an arms’ length transaction plus (ii) other Ancillary Lender Damages.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.01 Representations and Warranties of Servicer. Servicer represents and warrants to Lender as follows:

(a) Servicer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia. Servicer shall be entitled, however, to convert into a Georgia or Delaware corporation.

(b) Servicer has all necessary company power and authority to enter into this Servicing Agreement and to perform all of the obligations to be performed by it under this Servicing Agreement. This Servicing Agreement and the consummation by Servicer of the transactions contemplated hereby have been duly authorized by all company action of Servicer, and this Servicing Agreement has been duly executed and delivered by Servicer and constitutes the valid and binding obligation of Servicer, enforceable against Servicer in accordance with its terms (except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship, and other laws relating to or affecting creditors’ rights generally and by general equity principles).

(c) All of the representations and warranties made by Servicer under Sections 4.01 and 4.02 of the Origination Agreement are hereby incorporated by reference and restated as representations and warranties made as of the date hereof and as of each Settlement Date (as that term is defined in the Origination Agreement) under this Servicing Agreement.

Section 5.02 Representations and Warranties of Lender. Lender represents and warrants to Servicer as follows:

(a) Lender is a state bank duly organized, validly existing and in good standing under the laws of the State of Georgia.

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(b) Lender has all necessary corporate power and authority to enter into this Servicing Agreement and to perform all of the obligations to be performed by it under this Servicing Agreement. This Servicing Agreement and the consummation by Lender of the transactions contemplated hereby have been duly authorized by all corporate action of Lender, and this Servicing Agreement has been duly executed and delivered by Lender and constitutes the valid and binding obligation of Lender, enforceable against Lender in accordance with its terms (except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship and other laws relating to or affecting creditors’ rights generally and by general equity principles).

(c) All of the representations and warranties made by Lender under Sections 4.03 of the Origination Agreement are hereby incorporated by reference and restated as representations and warranties made as of the date hereof and as of each Settlement Date (as that term is defined in the Origination Agreement) under this Servicing Agreement.

ARTICLE VI

TERM AND TERMINATION

Section 6.01 Term.

(a) This Servicing Agreement shall begin on the Effective Date and end on the date that all Loans originated by Lender under the Origination Agreement have been repaid in full, unless sooner terminated as provided herein.

(b) Upon termination of this Servicing Agreement, and at Lender’s sole cost and expense, Servicer agrees to reasonably cooperate with and provide to the Successor Servicer, termination assistance intended to allow the Servicing to continue without material interruption or material adverse effect and/or to facilitate the orderly migration and transfer of the Servicing to the Successor Servicer, if applicable (“Termination Assistance”). For a period of up to six (6) months following the date of termination, Servicer will provide, at Lender’s request and expense, any or all of the Servicing being performed by Servicer pursuant to this Servicing Agreement including Termination Assistance. Termination Assistance Services will be negotiated in good faith and shall be paid currently and not by means of any setoff or offset. To the extent Servicer is to perform Servicing pursuant to the preceding sentence, the provisions of this Servicing Agreement will be applicable to such Servicing to the same extent that they would have been applicable to the Servicing prior to the date of termination.

(c) Servicer will use commercially reasonable efforts to obtain necessary rights and make available to the Successor Servicer third party services then being utilized by Servicer to perform Servicing, including services provided through third party service or maintenance contracts on equipment or software.

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ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.01 Amendment. This Servicing Agreement may not be modified or amended except by a writing executed by the Parties hereto.

Section 7.02 Governing Law. THIS SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 7.03 Notices. All demands, notices, documentation, deliverables and communications hereunder shall be in writing and shall be deemed to have been duly given when actually delivered by a nationally recognized overnight courier or, if rejected by the addressee, when so rejected, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, or via .pdf format or via email upon, in each case, electronic confirmation of receipt thereof by the other Party, directed to the address shown as follows:

If to Servicer:	GreenSky Trade Credit, LLC
1797 N.E. Expressway
Atlanta, Georgia 30329
Attention: President

If to Lender:	Synovus Bank
1111 Bay Avenue
Card Services Director
Columbus, Georgia 31901
Attention: Fraser Cruickshank
	Tel:	(###) ###-####
	Fax:	(###) ###-####
	Email:	############@synovus.com

and, with respect to formal notices and legal correspondence, with a copy to:

Synovus Centre
1111 Bay Avenue, Suite 500
Columbus, GA 31901
Attention: Allan E. Kamensky
Tel:	(###) ###-####
Email:	#########@synovus.com
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Section 7.04 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Servicing Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Servicing Agreement.

Section 7.05 Assignment. This Servicing Agreement is binding upon the Parties and their successors and assigns. Neither Party may assign this Servicing Agreement or any of its rights or obligations hereunder to any Person that is not an Affiliate without the prior written consent of the other Party, which may be withheld. Any purported assignment to a Person, without such prior written consent shall be void. Notwithstanding the foregoing, Lender may sell, assign, convey or grant a security interest in all or part of the Loans to any Person without limitation or restriction provided that any Person that acquires any interest therein agrees to be bound by the terms of this Servicing Agreement and the Origination Agreement and Servicer may assign its interests hereunder as part of the sale, transfer or assignment of all or substantially all of the assets or business of the Servicer or the sale, transfer or assignment of equity interests of the Servicer (or any holding company thereof) so long as such successor to such sale, transfer or assignment assumes in writing all of the obligations of the Servicer hereunder and under the Origination Agreement in a manner reasonably satisfactory to the Lender.

Section 7.06 Further Assurances. Servicer and Lender agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other Party more fully to effect the purposes of this Servicing Agreement.

Section 7.07 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of Servicer or Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

Section 7.08 Counterparts. This Servicing Agreement may be executed in two or more counterparts (and by different Parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

Section 7.09 Binding; Third-Party Beneficiaries. This Servicing Agreement will inure to the benefit of and are binding upon the Parties hereto and their respective successors and permitted assigns.

Section 7.10 Merger and Integration. Except as specifically stated otherwise herein, this Servicing Agreement and the Schedules attached hereto, (the language of which Schedules is hereby incorporated by reference herein and made a part hereof) sets forth the entire understanding of the Parties relating to the subject matter hereof, and all prior understandings, written or oral, are

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superseded by this Servicing Agreement. This Servicing Agreement may not be modified, amended, waived or supplemented except as provided herein. Notwithstanding the foregoing, the ongoing covenants and obligations of the Servicer set forth in Sections 2.02, 2.04, 2.07, 5.01, 6.03, 6.04 and 6.05, the “Compliance Conditions”, and Schedules 8.1 through 8.6 of the Origination Agreement are hereby incorporated into the Servicing Agreement and shall remain in effect notwithstanding the termination or expiration of the Origination Agreement.

Section 7.11 Headings. The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

Section 7.12 Survival. All representations, warranties and agreements contained in this Servicing Agreement shall remain operative and in full force and effect and shall survive until the termination of this Servicing Agreement. In addition, the termination or expiration of this Servicing Agreement shall not affect the rights of either Party to recover for breaches occurring prior thereto or with respect to provisions of this Servicing Agreement that by their terms continue after termination.

Section 7.13. Third-Party Claims. The Servicer hereby agrees to indemnify and hold the Lender harmless from and with respect to Indemnified Costs in accordance with Schedule D attached hereto.

Section 7.14. Consent to Jurisdiction and Venue; Waiver of Jury Trial

(a) EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN THE SERVICER AND THE LENDER WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE LENDER AND THE SERVICER HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS AGREEMENT, THE LOAN ORIGINATION AGREEMENT, ANY LOAN AND/OR THE TRANSACTIONS CONTEMPLATED HEREBY AND/OR THEREBY OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG THE SERVICER OR THE LENDER OF ANY KIND OR NATURE RELATING TO ANY OF THIS AGREEMENT, THE LOAN ORIGINATION AGREEMENT OR THE LOANS.

(b) EACH OF THE SERVICER AND THE LENDER HEREBY AGREES THAT THE FEDERAL DISTRICT COURT OF THE NORTHERN DISTRICT OF GEORGIA AND ANY STATE COURT LOCATED IN ATLANTA, GEORGIA, SHALL HAVE THE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE SERVICER AND THE LENDER, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, THE LOAN ORIGINATION AGREEMENT, ANY LOAN AND/OR THE TRANSACTIONS CONTEMPLATED HEREBY AND/OR THEREBY OR TO ANY MATTER ARISING HEREFROM OR THEREFROM. THE SERVICER AND

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THE LENDER EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS WITH RESPECT TO SUCH CLAIMS OR DISPUTES. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM, AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE A PARTY HERETO OR THE ENFORCEMENT BY A PARTY HERETO OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

(c) Each Party acknowledges that it has been represented by legal counsel of its own choosing and has been advised of the intent, scope and effect of this Section 7.14 and has voluntarily entered into this Servicing Agreement and this Section 7.14.

ARTICLE VIII

SUPPLEMENTAL PROVISIONS

The covenants and obligations of the Parties set forth in Schedules 8.1, 8.2, 8.3, 8.4, 8.5 and 8.6 of the Origination Agreement are hereby incorporated by reference herein (in addition to other incorporations by reference set forth herein).

ARTICLE IX

DAMAGES

Section 9.01 Servicer’s Damages. In the event of a Default by Lender of this Servicing Agreement, Lender shall be liable for all of Servicer’s damages under applicable Law.

Section 9.02 Lender’s Damages. In the event of a Default by Servicer of this Servicing Agreement, and in addition to the termination remedies set forth in Article IV hereof, Servicer shall be liable for all of Lender’s damages under applicable Law, and for the sake of clarity, such damages shall include, but not be limited to, any fines or penalties imposed on Lender by a federal or state bank regulatory agency.

Section 9.03. Types of Damages. Except as expressly provided in Sections 9.01 and 9.02, in no event shall either Servicer or Lender, or any of their respective officers, directors, employees, agents or affiliates, be liable for any indirect, incidental, special, punitive, exemplary or consequential damages of any type whatsoever, including without limitation lost profits (even if advised of the possibility thereof) arising in any way from the transactions contemplated hereunder. The foregoing limitation shall not limit any liabilities, obligations or recoveries pursuant to Section 7.13 hereof, the obligation of the Servicer to repurchase Loans pursuant to

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Section 2.07 of the Origination Agreement, or the obligation of the Lender to pay the Servicing Fee and the Performance Fee.

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IN WITNESS WHEREOF, Servicer and Lender have caused this Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

GREENSKY, LLC

By:	/s/ Timothy D. Kaliban
Name:	Timothy D. Kaliban
Title:	President

SYNOVUS BANK

By:	/s/ Christopher Pyle
Name:	Christopher Pyle
Title:	Group Executive
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